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                                                                     Exhibit 25

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned, being a director of officer, or both, of LIBBEY INC., a Delaware corporation (the "Company"), hereby does constitute and appoint JOHN F. MEIER, RICHARD I. REYNOLDS, ARTHUR H. SMITH and KENNETH G. WILKES, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature to annual reports on Form 10-K or any amendment or papers supplemental thereto; and each of the undersigned hereby does fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of this 31st day of January, 1997.


/s/ John F. Meier            Director, Chairman of the Board and
-------------------------        Chief Executive Officer
John F. Meier

/s/ Richard I. Reynolds      Director, Executive Vice President and Chief
-------------------------        Operating Officer
Richard I. Reynolds

/s/ Terry L. Wilkison        Director
-------------------------
Terry L. Wilkison

/s/ Peter C. McC. Howell     Director
-------------------------
Peter C. McC. Howell

/s/ William A. Foley         Director
-------------------------
William A. Foley

/s/ Gary L. Moreau           Director
-------------------------
Gary L. Moreau